Third Quarter 2010 Earnings Call
Supplemental Slides
Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2009, our Form 10-Q for the quarters ended
March 31, 2010, June 30, 2010, and September 30, 2010, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non\-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in
Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally
Accepted Accounting Principles in the United States. Our Form 8-K, dated October 28, 2010, to which the following supplemental slides are attached as Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99.2

Table of Contents

Q3 2010 Summary	4 – 6
High-Quality Care	7
Revenues (Q3 2010 vs. Q3 2009)	8
Expenses (Q3 2010 vs. Q3 2009)	9
Adjusted Consolidated EBITDA	10
Adjusted Income per Diluted Share	11
Adjusted Free Cash Flow	12
Debt Outstanding, Liquidity and Swaps	13
Debt Maturity Profile	14
Debt Schedule and Interest Expense	15
2010 Guidance – Revised	16 – 17
Business Outlook	18
Appendix	19
Regulatory Uncertainty	20
Cost-Effective Care	21
Readmission Rates	22
Portfolio Growth	23
Discharge Growth – Trend	24
Revenues & Expenses (Sequential)	25
Revenues & Expenses (9 Months 2010 vs. 9 Months 2009)	26
Payment Sources	27
Operational and Labor Metrics	28
Non-Operating Cash/Tax Position	29
Net Cash Provided by Operating Activities	30
Adjusted Free Cash Flow	31
Outstanding Share Summary	32
US GAAP Reconciliations	33 – 34

HEALTHSOUTH

Exhibit 99.2

Q3 2010 Summary (Q3 2010 vs. Q3 2009)
✓ Revenue growth of 4.3% in line with expectations
 ― Inpatient revenue growth of 5.3% driven by price and volume
 ― Outpatient and other revenue declined 5.6% on 9 fewer outpatient clinics
 ― Discharge growth 2.5%; same-store discharge growth 0.4%

✓ Disciplined expense management
 ― SWB as a percent of revenue increased 50 bps.
 ▪ Higher licensed employee mix due to implementation of CMS coverage requirements
 ▪ Ramping up of new hospitals
 ▪ Lower outpatient revenue
 ― Lower than expected bad debt expense offsetting increased self-insurance costs and the TeamWorks investment

Exhibit 99.2

Q3 2010 Summary (Q3 2010 vs. Q3 2009) continued

✓ Grew Adjusted Consolidated EBITDA by 4.8%
 ― Driven by higher revenue
 ― Offset by higher non-controlling interests expense
 ▪ Driven by growth in revenues at JV hospitals
✓ Continued strong free cash flow generation (1)
 ― YTD free cash flow generation increased from $163.6 million to $172.2 million.
✓ Initiated the capital structure enhancements
 ― Launched the issuance of two new senior notes
 ― Initiated the syndication of a new credit facility/agreement with up to $500 million maturing in 2015
 ― Proceeds to be used along with cash on hand to refinance the existing revolving credit facility and two term loans
(1) Reconciliation to GAAP provided on slides 33 and 34.
Exhibit 99.2

Q3 2010 Summary (Q3 2010 vs. Q3 2009) continued
✓ Credit rating agency upgrades from both Moodys and S&P

✓ Disciplined growth:
― Purchased Sugar Land Rehabilitation Hospital, a 50-bed inpatient rehabilitation hospital located in Houston, TX, on September 20, 2010.
― Began accepting patients at the joint venture hospital in Bristol, VA.
― Purchased a 30-bed unit in Ft. Smith, AR. on September 30, 2010.

	S&P	Moodys
Corporate Rating	B to B+	B2 to B1
Revolver Rating	BB- to BB	Ba3 to Ba1
Senior Notes Rating	CCC+ to B+	Caa1 to B2
Exhibit 99.2

35.0
30.0
25.0
20.0
15.0
31.6
27.7
3.5
3.0
2.5
2.0
1.5
2.8
2.4

HEALTHSOUTH

HealthSouth Functional Outcomes Continue to Outpace Industry Average
HealthSouth Average
UDS Average*
FIM Gain
LOS Efficiency
* Average = Expected, Risk-adjusted
Source: UDSmr Database - On Demand Report: Q3 2010 Report
FIM Gain
Change in Functional
Independence
Measurement (based
on an 18 point
assessment) from
admission to discharge.
LOS Efficiency
Functional gain divided
by length of stay.

High-Quality Care

Exhibit 99.2

(Millions)	Q3 2010	Q3 2009	Increase/ (Decrease)
Inpatient	$ 451.8	$ 429.2	5.3%
Outpatient and other	38.9	41.2	(5.6%)
Consolidated net operating	$ 490.7	$ 470.4	4.3%

(Actual Amounts)			
Discharges	28,828	28,125	2.5%
Net patient revenue / discharge	$15,672	$15,260	2.7%

HEALTHSOUTH

Revenues (Q3 2010 vs. Q3 2009)
• Inpatient revenue growth was driven by:
 – 2.25% Medicare market basket update
 – Discharge growth of 2.5% driven by new hospitals
 – Same store discharge growth 0.4%
• Outpatient revenue declined primarily as a result of 9 fewer outpatient rehabilitation satellite clinics quarter over quarter.

Exhibit 99.2

Expenses (Q3 2010 vs. Q3 2009)

(Millions)	Q3 2010	Q3 2009	Increase/ (Decrease)
Salaries and benefits	$ 246.4	$ 234.0	5.3%
Percent of net operating revenues	50.2%	49.7%	50 bps
EPOB (employees per occupied bed)	3.57	3.58	(0.3%)
Hospital-related expenses (other operating, supplies, occupancy, bad debts)	$ 115.4	$ 113.9	1.3%
Percent of net operating revenues	23.5%	24.2%	(70 bps)
General and administrative (excludes stock-based compensation)	$ 21.5	$ 22.6	(4.9%)
Percent of net operating revenues	4.4%	4.8%	(40 bps)

HEALTHSOUTH

• SWB as a percent of revenue increased 50 bps.
 – Higher licensed employee mix due to implementation of CMS coverage requirements
 – Ramp up phase at new hospitals
 – Lower outpatient revenue
• Lower than expected bad debt expense offset the increase in self-insurance costs and the TeamWorks investment.

Exhibit 99.2

(Millions)	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009
Net operating revenues	$ 490.7	$ 470.4	$ 1,478.6	$ 1,424.9
Operating expenses:				
Salaries and benefits	(246.4)	(234.0)	(729.9)	(705.1)
Hospital-related expenses:				
Other operating expenses	(71.2)	(66.7)	(214.7)	(200.6)
Supplies	(27.8)	(27.6)	(84.9)	(83.6)
Occupancy Costs	(12.1)	(11.8)	(35.1)	(35.8)
Provision for doubtful accounts	(4.3)	(7.8)	(17.1)	(25.3)
	(115.4)	(113.9)	(351.8)	(345.3)
General and administrative expenses [(2)]	(21.5)	(22.6)	(66.7)	(66.5)
Equity in nonconsolidated affiliates	2.3	3.0	7.5	2.8
Other income [(3)]	0.7	1.0	2.8	2.7
Noncontrolling interests [(4)]	(10.1)	(8.0)	(30.1)	(25.2)
Other	0.2	-	0.2	-
Adjusted Consolidated EBITDA	$ 100.5	$ 95.9	$ 310.6	$ 288.3

HEALTHSOUTH

Adjusted Consolidated
EBITDA Change
 Q3 9 Months
 +$4.6M +$22.3M
 +4.8% +7.7%
Improvements driven by:
•Pricing
•Volume
•Disciplined expense
management
Improvements benefited
from:
•Lower bad debt expense
Offset by:
•Ramp up of new hospitals
•Higher non-controlling
interests expense
•Increased self-insurance
costs
•TeamWorks investment
Adjusted Consolidated EBITDA (1)
(1) Reconciliation to GAAP provided on slides 33 through 34.
In arriving at Adjusted Consolidated EBITDA, the following were excluded from line items:
(2) Stock-based compensation expense of $3.4, $3.4, $11.2 and $9.9 million, respectively, reduced general and administrative expenses.
(3) Impairments related to investments of $0.0, million, $0.4 million, $0.0, and $1.3 million, respectively, increased other income.
(4) Noncontrolling interests related to discontinued operations of $0.0, $0.0, $0.0 and $0.5 million, respectively, reduced noncontrolling interests.

Exhibit 99.2

(Millions, except per share data)	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009
Adjusted income from continuing operations (1)	$ 46.7	$ 42.8	$ 146.0	$122.4
Weighted average diluted shares outstanding	108.3	102.2	108.3	101.6

	Per Share		Per Share	
Adjusted income from continuing operations per diluted share (1)	$ 0.43	$ 0.42	$ 1.35	$ 1.20

HEALTHSOUTH.

Adjusted Income per Diluted Share (1)

(1) Reconciliation to GAAP provided on slides 33 through 34.
Adjusted EPS Change

 Q3 9 Months
+$0.01 +$0.15
+2.4% +12.5%
Improvements driven by:
 • Higher Adjusted
 Consolidated EBITDA
 • Lower provision for
 income tax
 Offset by:
•5 million shares issued on
September 30, 2009, related
to the 2006 securities
litigation settlement
•Higher interest expense

Exhibit 99.2

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Q3		9 Months		FY
(Millions)	2010	2009	2010	2009	2009
Net cash provided by operating activities	$ 96.8	$ 132.9	$ 269.5	$ 362.1	$ 406.1
Impact of discontinued operations	1.3	2.4	5.5	9.4	13.5
Net cash provided by operating activities of continuing operations	98.1	135.3	275.0	371.5	419.6
Capital expenditures for maintenance	(12.4)	(9.5)	(26.0)	(24.5)	(34.1)
Net settlements on interest rate swaps	(10.6)	(11.2)	(33.7)	(30.3)	(42.2)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(19.5)	(19.5)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(8.0)	(7.0)	(26.3)	(22.8)	(32.7)
Non-recurring items [(1)]	3.0	0.3	2.7	(110.8)	(111.0)
Adjusted free cash flow	**$ 63.6**	**$ 101.4**	**$ 172.2**	**$ 163.6**	**$ 173.6**

HEALTHSOUTH.

Adjusted Free Cash Flow

(1) For additional information on non-recurring items, see slide 31.
• Continued strong cash flow generation
 – Q3 2009 working capital benefited as a result of $19 million for interest payment accrual timing and $28 million in receivables due to suspension of Medicare denials and enhanced collections.
Exhibit 99.2

$3.0
$2.0
$1.0
$0.0
$3.40
$2.04
$1.81
$1.66
$1.66
YE06
YE07
YE08
YE09
Sept.10

		Sept. 30, 2010		Sept. 30, Pro Forma
Cash Available	$	190.5	$	46.3
Revolver Total Line		400.0		500.0
Less:				
– Draws		-		(100.0)
– Letters of credit		-		(48.7)
Available	$	400.0	$	351.3
Total Liquidity	$	590.5	$	397.6

	Cash payment if LIBOR = 0.337%							
	2010				2011			
Swap Settlements	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Cash flow from investing activities (2)	11.9	11.2	10.6	11.0	10.8	-	-	-
Interest expense (3)		-	-	-		-	-	-

HEALTHSOUTH.

Debt to
EBITDA 6.3x 6.3x 5.3x 4.3x  4.1x (1)
($ Billions)
Year-End 2010 Goal: 3.75x to 4.00x
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $405.3 million; reconciliation to GAAP provided on slides 33 and 34.
(2) Cash settlements flow through investing activities for swaps that do not qualify for hedge accounting. Notional amount of $884 million receives 3-month LIBOR and pays 5.22% fixed until expiration in March of 2011.
(3) Forward-starting interest rate swaps (designated as cash flow hedges) were terminated as part of the refinancing in October of 2010.
Debt Outstanding, Liquidity and Swaps
Debt Outstanding
Liquidity

Exhibit 99.2

($ in millions)

As of Sept. 30, 2010

1.0% Annual Term Loan amortization
$49 LC
$400 Revolver L+275
$447.1 Term Loan B L+225
$296 Term Loan B L+375
$495.4 Senior Notes 10.75%
$285.4 Senior Notes 8.125%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Pro Forma Post Refinancing

•Lower average maturities per year

$500 Revolver L+350
$49 LC
$100 Drawn
$495.4 Senior Notes 10.75%
$275 Senior Notes 7.25%
$285.4 Senior Notes 8.125%
$250 Senior Notes 7.75%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

(1) Does not include $387.4 million of convertible perpetual preferred stock, $131.4 million of capital leases and other note payables.

HEALTHSOUTH

(2) Assumes 3 month LIBOR of 0.39%.
Debt Maturity Profile (1)

•No near-term refinancing requirements
•Flexibility to repay or refinance the 10.75%
notes callable beginning in June 2011.
•More flexible covenants
Annualized Cash Effect of Refinancing	Cash
Increased interest expense (2)	$18.0
Reduction in principal amortization requirements	($7.5)
Total increase in cash payments	$10.5
Exhibit 99.2

(Millions)	Debt Schedule Sept. 30, 2010	Debt Schedule Pro Forma	Annualized Interest Expense [3] 2010[2]	Annualized Interest Expense [3] Pro Forma
Advances under $400 million revolving credit facility, March 2012 - 3 Month LIBOR +350bps	$ -	$ -	$ -	$ -
Advances under $500 million revolving credit facility, March 2015 - 3 Month LIBOR +350bps	-	100.0	-	3.9
Term loan facility - March 2013	447.1	-	11.8	-
Term loan facility - March 2015	296.0	-	12.3	-
Bonds Payable:				
10.75% Senior Notes due 2016	495.4	495.4	53.8	53.8
8.125% Senior Notes due 2020	285.4	285.4	23.6	23.6
7.25% Senior Notes due 2018	-	275.0	-	19.9
7.75% Senior Notes due 2022	-	250.0	-	19.4
Capital Leases and Other Notes Payable	131.4	131.4	10.1	10.1
Long-term debt, net of current portion	**$ 1,655.3**	**$ 1,537.2**	**$ 111.6**	**$ 130.7**
Debt to Adjusted Consolidated EBITDA [1]	**4.1x**	**3.8x**		
Revolver fee (50 bps)			2.0	1.7
Letter of credit interest expense			2.7	1.9
Amortization and fees			6.8	4.8
Total interest expense and amortization of debt discounts and fees			**$ 123.1**	**$ 139.1**

HEALTHSOUTH

Debt Schedule and Interest Expense
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $405.3 million; reconciliation to GAAP provided on slides 33 through 34.
(2) Based on debt balances on September 30, 2010
(3) Assumes 3 month LIBOR of 0.39%.

Exhibit 99.2

2010 Guidance - Adjusted Consolidated EBITDA (1)
Original Guidance (February 23, 2010) $397M to $407M	Revised Guidance (August 2, 2010) $402M to $410M	Revised Guidance (October 29, 2010) $407M to $412M

• Discharge volume
 growth of 2.5% to
 3.5%
• Q4 2010 bad
 debt ~ 1.5%
• Net Medicare market
 basket price increase
 of 2.1%
 Assumptions:

(1) Reconciliation to GAAP provided on slides 33 through 34.
Exhibit 99.2

2010 Guidance - Adjusted Earnings per Share (1)
Original Guidance (February 23, 2010) $1.60 to $1.70	Revised Guidance (August 2, 2010) $1.66 to $1.74	Revised Guidance (October 29, 2010) $1.57 to $1.62

Impact of refinancing:
• $12.0 million or $0.11
 per diluted share loss
 on early
 extinguishment
 of debt
• $3.4 million or $0.03 per
 diluted share higher
 interest expense
 in Q4 2010
 Assumptions:

(1) Reconciliation to GAAP provided on slides 33 through 34.
Exhibit 99.2

Business Model

TeamWorks=
Labor / outcomes / quality optimization

HEALTHSOUTH

Business Outlook
 Business Model
 • 5 - 8% annual Adjusted Consolidated EBITDA growth (1)
 • 15 - 20% annual Adjusted EPS growth (1) (2)
 Strategy
(1) Reconciliation to GAAP provided on slides  33 and 34.
(2) Adjusted income from continuing operations per diluted share.
(3) Exclusive of any E&Y recovery.
2010
2011
2012
2013
Deleveraging (3)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
Operational
Enhancement
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism,
 Respect) Initiative

Exhibit 99.2

Appendix

Exhibit 99.2

Future Regulatory Risk	IRF	SNF	LTCH	HH

1. Re-basing payment system	No	Yes; RUGS IV and MDS 3.0 being implemented FY 2011/2012	No	Yes; would be required as part of PPACA starting in 2014
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occurring in FY 2010 and proposed (2.5%) for FY 2011	Yes; occurring in CYs 2010 (-2.75%), and proposed (-3.79%) for 2011 and 2012
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	PPACA requires a patient - physician “face-to-face” encounter; new therapy coverage proposed
5. Healthcare Reform
– Market basket update reductions	– Known	– Known	– Known	– Known
– Productivity adjustments	– Begins 2012	– Begins 2012	– Begins 2012	– Begins 2015
– Bundling	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013
– Independent Payment Advisory Board	– FY 2019	– FY 2015	– FY 2019	– CY 2015
– New quality reporting requirements	– Begins 2014	– N/A	– Begins 2014	– N/A
– Value based purchasing	– Pilot begins 2016	– Post 2012	– Pilot begins 2016	– Post 2012
6. Other	N/A	Forecast error being implemented in FY 2011	25% Rule regulatory relief expires in 2012/2013; prohibition on new LTCHs through 2012	Limits on transfer of ownership
Regulatory Uncertainty
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA

Exhibit 99.2

Cost-Effective Care
CMS Fiscal Year 2011 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	230	941	1,171	91
Average # of Discharges per IRF	708	243	335	942
Outlier Payments as % of Total Payments	1.45%	4.08%	3.00%	0.26%
Average Estimated Total Payment per Discharge for FY 2011	$16,777	$17,231	$17,042	$16,197
Average Estimated Cost per Discharge for FY 2011	$14,202	$17,940	$16,386	$12,347
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2011 IRF rate setting Final Rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because
 CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,171 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2011 IRF-PPS Final
 Rule. Most of the data represents historical information from the CMS fiscal year 2009 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a subset of
 Freestanding and the Total.

Exhibit 99.2

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Exhibit 99.2

Location	Installed Beds	Operational Date
1. Mesa, AZ	40 Beds	Q3 2009
2. Loudoun County, VA	40 Beds	Q2 2010
3. Bristol, VA	25 Beds	Q3 2010
4. Cypress, TX	40 Beds	Q4 2011

1. Altoona, PA	Acquired unit through JV	18 Beds	Q4 2009
2. Little Rock, AR	Expanded JV	23 Beds	Q1 2010
3. Las Vegas, NV	Acquired new IRF	50 Beds	Q2 2010
4. Houston, TX	Acquired new IRF	50 Beds	Q3 2010
5. Ft. Smith, AR	Acquired unit	30 Beds	Q3 2010

- All projects target minimum return of 15%
- Leased properties are capitalized into investment for comparable purposes.
- Longer payback on de novos versus acquisitions is attributable to:
  - 12-15 month construction period
  - Initial ramp-up of operations on de novos

HEALTHSOUTH

Portfolio Growth
 ~ 100+ beds in 2010
Cash Payback Period
Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7
Acquisitions
Bed Expansions (2)
De novos (1)
(1) Assumes average investment per bed: ~ $450K.
(2) Assumes average investment per bed: $100K to $250K.

Exhibit 99.2

HealthSouth vs. Industry
-0.5%
3.3%
-0.3%
5.7%
2.9%
8.1%
3.6%
9.7%
-0.2%
4.8%
1.3%
4.7%
1.6%
5.3%
0.1%
4.2%
-4.0%
0.4%
-1.8%
1.3%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308
Q409 vs. Q408
Q110 vs. Q109
Q210 vs. Q209

Quarterly Discharges
30,000
20,000
10,000
-

	Q1	Q2	Q3	Q4
2007	25,519	25,418	24,371	24,853
2008	26,171	26,831	26,666	27,516
2009	27,699	28,379	28,125	28,772
2010	27,998	29,016	28,828	

- ✓ HealthSouth's volume growth has outpaced competitors'
- ✓ TeamWorks = standardized sales & marketing

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 89 HealthSouth sites.

HEALTHSOUTH.

(2)  Includes 89 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
Discharge Growth - Trend
✓ Capacity expansions will
 help facilitate organic
 growth:
 • ~ 100+ beds will be
 added in 2010
UDS Industry Sites (1)
HLS Same Store (2)

Exhibit 99.2

Revenues (millions)	Q3 2010	Q2 2010	Increase/ (Decrease)
Inpatient	$ 451.8	$ 456.2	(1.0%)
Outpatient and other	38.9	40.7	(4.4%)
Consolidated net operating	$ 490.7	$ 496.9	(1.2%)
(Actual Amounts)			
Discharges	28,828	29,016	(0.6%)
Net patient revenue / discharge	$ 15,672	$ 15,722	(0.3%)

Expenses (millions)			
Salaries and benefits	$ 246.4	$ 241.6	2.0%
Percent of net operating revenues	50.2%	48.6%	160 bps
EPOB (employees per occupied bed)	3.57	3.48	2.6%
Hospital-related expenses	$ 115.4	$ 122.7	(5.9%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	23.5%	24.7%	(120 bps)
General and administrative	$ 21.5	$ 22.7	(5.3%)
(excludes stock-based compensation)			
Percent of net operating revenues	4.4%	4.6%	(20 bps)

HEALTHSOUTH

Revenues & Expenses (Sequential)

Exhibit 99.2

Revenues & Expenses (9 Months 2010 vs. 9 Months 2009)

Revenues (millions)	9 Months 2010	9 Months 2009	Increase/ (Decrease)
Inpatient	$ 1,359.8	$ 1,297.7	4.8%
Outpatient and other	118.8	127.2	(6.6%)
Consolidated net operating	$ 1,478.6	$ 1,424.9	3.8%
(Actual Amounts)			
Discharges	85,842	84,203	1.9%
Net patient revenue / discharge	$ 15,841	$ 15,412	2.8%
Expenses (millions)			
Salaries and benefits	$ 729.9	$ 705.1	3.5%
Percent of net operating revenues	49.4%	49.5%	(10 bps)
EPOB (employees per occupied bed)	3.49	3.52	(0.9%)
Hospital-related expenses	$ 351.8	$ 345.3	1.9%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	23.8%	24.2%	(40 bps)
General and administrative	$ 66.7	$ 66.5	0.3%
(excludes stock-based compensation)			
Percent of net operating revenues	4.5%	4.7%	(20 bps)

HEALTHSOUTH

Exhibit 99.2

Percent of Revenues				
	Q3		9 Months		FY
	2010	2009	2010	2009	2009
Medicare	69.9%	67.8%	70.1%	67.6%	67.9%
Medicaid	1.8%	2.1%	1.8%	2.2%	2.1%
Workers' compensation	1.6%	1.7%	1.6%	1.6%	1.6%
Managed care and other discount plans [1]	21.7%	23.4%	21.8%	23.2%	23.1%
Other third-party payors	2.4%	2.4%	2.3%	2.8%	2.7%
Patients	1.4%	1.3%	1.2%	1.2%	1.2%
Other income	1.2%	1.3%	1.2%	1.4%	1.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues represent ~ 8%, 9%, 8%, 9% and 8% of total revenues for  Q3 2010, Q3 2009, 9 months 2010, 9 months 2009 and 2009, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.2

Operational and Labor Metrics (1)

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	9 Months 2010	9 Months 2009	FY 2009
					(In Millions)					
Net patient revenue-inpatient	$ 451.8	$ 456.2	$ 451.8	$ 445.7	$ 429.2	$ 437.2	$ 431.3	$ 1,359.8	$ 1,297.7	$ 1,743.4
Net patient revenue-outpatient and other revenues	38.9	40.7	39.2	40.5	41.2	44.4	41.6	118.8	127.2	167.7
Net operating revenues	$ 490.7	$ 496.9	$ 491.0	$ 486.2	$ 470.4	$ 481.6	$ 472.9	$ 1,478.6	$ 1,424.9	$ 1,911.1
					(Actual Amounts)					
Discharges (2)	28,828	29,016	27,998	28,772	28,125	28,379	27,699	85,842	84,203	112,975
Outpatient visits	258,042	265,628	255,445	265,067	281,913	291,944	283,621	779,115	857,478	1,122,545
Average length of stay	14.1	14.1	14.6	14.0	14.3	14.4	14.6	14.3	14.4	14.3
Occupancy %	65.6%	67.4%	69.2%	66.5%	67.0%	69.4%	69.9%	66.6%	68.3%	67.3%
# of licensed beds	6,745	6,684	6,563	6,572	6,507	6,454	6,443	6,745	6,507	6,572
Occupied beds	4,425	4,505	4,542	4,370	4,360	4,479	4,504	4,492	4,444	4,423
Full-time equivalents (FTEs) (3)	15,721	15,600	15,416	15,428	15,528	15,590	15,469	15,579	15,529	15,504
Contract labor	74	87	82	64	60	120	143	81	108	97
Total FTE and contract labor	15,795	15,687	15,498	15,492	15,588	15,710	15,612	15,660	15,637	15,601
EPOB (4)	3.57	3.48	3.41	3.55	3.58	3.51	3.47	3.49	3.52	3.53

(1) Numbers have been reclassified to reflect current continuing operations.

(2) Represents discharges from HealthSouth's 94 consolidated hospitals and 6 LTCHs in Q3 2010, 92 consolidated hospitals and 6 LTCHs in Q2 2010, and 90 consolidated hospitals and 6 LTCHs prior to Q2 2010.

HEALTHSOUTH

(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.2

Non-Operating Cash/Tax Position
Cash Refunds as of Sept 30, 2010
• Federal tax recoveries virtually
 complete.
• State tax refunds in progress.
 – Approximately $2.2 million received
 in Q3 2010.
 – Approximately $7.0 million net
 receivable on the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-6 million per year of
 income tax.
• The Company does not expect to pay
 significant federal income taxes for up to 10
 years due to approximately $905 million in
 deferred tax assets as of 12/31/09 outlined in
 the 2009 Form 10-K. The majority of the deferred
 tax assets is related to NOLs.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an
 annual use limitation (AUL) under Internal
 Revenue Code section 382.
• If we experienced a “change of ownership” as
 defined by Internal Revenue Code section 382,
 we would be subject to an AUL, which is equal
 to the value of the company at the time of the
 “change of ownership” multiplied by the long-
 term tax exempt rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $876 million.

• GAAP tax rate will net to a small
 amount as we release the valuation
 allowance when NOLs are utilized.

Exhibit 99.2

Reconciliation of Adjusted Consolidated EBITDA [1] to Net Cash Provided by Operating Activities

(Millions)	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009	FY 2009
Adjusted Consolidated EBITDA	$ 100.5	$ 95.9	$ 310.6	$ 288.3	$ 383.0
Provision for doubtful accounts	4.3	7.8	17.1	25.3	33.1
Professional fees—accounting, tax, and legal	(5.2)	(3.5)	(13.8)	(5.0)	(8.8)
Interest expense and amortization of debt discounts and fees	(30.8)	(29.5)	(91.4)	(95.0)	(125.8)
UBS Settlement proceeds, gross	-	-	-	100.0	100.0
Equity in net income of nonconsolidated affiliates	(2.3)	(3.0)	(7.5)	(2.8)	(4.6)
Net income attributable to noncontrolling interests in continuing operations	10.1	8.0	30.1	25.2	33.4
Amortization of debt discounts and fees	1.7	1.6	5.1	4.8	6.6
Distributions from nonconsolidated affiliates	1.4	2.6	4.7	6.5	8.6
Current portion of income tax benefit	1.0	2.2	2.8	3.2	7.3
Change in assets and liabilities	17.6	55.9	19.8	32.5	(0.8)
Change in government, class action and related settlements liability	-	(2.3)	(0.8)	(11.0)	(11.2)
Other operating cash used in discontinued operations	(1.3)	(2.4)	(5.5)	(9.4)	(13.5)
Other	(0.2)	(0.4)	(1.7)	(0.5)	(1.2)
Net cash provided by operating activities	$ 96.8	$ 132.9	$ 269.5	$ 362.1	$ 406.1

HEALTHSOUTH

(1) Notes on page 34.
Net Cash Provided by Operating Activities

Exhibit 99.2

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

(Millions)	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009	FY 2009
Net cash provided by operating activities	$ 96.8	$ 132.9	$ 269.5	$ 362.1	$ 406.1
Impact of discontinued operations	1.3	2.4	5.5	9.4	13.5
Net cash provided by operating activities of continuing operations	98.1	135.3	275.0	371.5	419.6
Capital expenditures for maintenance	(12.4)	(9.5)	(26.0)	(24.5)	(34.1)
Net settlements on interest rate swaps	(10.6)	(11.2)	(33.7)	(30.3)	(42.2)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(19.5)	(19.5)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(8.0)	(7.0)	(26.3)	(22.8)	(32.7)
Non-recurring items:					
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	-	(73.8)	(73.8)
Cash paid for professional fees - accounting, tax and legal	5.2	3.5	13.8	11.5	15.3
Cash paid for government, class action and related settlements	-	2.3	0.8	11.0	11.2
Income tax refunds related to	(2.2)	(5.5)	(11.9)	(59.5)	(63.7)
Adjusted free cash flow	**$ 63.6**	**$ 101.4** [1]	**$ 172.2**	**$ 163.6**	**$ 173.6**

HEALTHSOUTH

Adjusted Free Cash Flow

(1) Q3 2009 working capital benefited as a result of $19 million for working capital related to the interest payment accrual timing and $28 million in receivables due to suspension of Medicare denials and enhanced collections.

Exhibit 99.2

Weighted Average for the Period				
	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009	FY 2009
Basic Shares outstanding (1) (2)	92.8	87.6	92.7	87.6	88.8
Diluted Shares outstanding (1) (2) (3)	108.3	102.2	108.3	101.6	103.3

	End of Period				
	Q3 2010	Q3 2009	9 Months 2010	9 Months 2009	FY 2009
Basic Shares outstanding (1) (2)	92.8	92.6	92.8	92.6	92.6
Diluted Shares outstanding (1) (2) (3)	108.3	107.2	108.3	106.6	107.8

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares.
 The warrants to purchase approx. 8.2 million shares of common stack at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99.2

Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1) (3) (4)

	Three Months Ended Sept. 30,				Nine Months Ended Sept. 30,				Year Ended Dec.31,	
	2010	Per Share	2009	Per Share	2010	Per Share	2009	Per Share	2009	Per Share
	(In Millions, Except per Share Data)									
Net income	$ 41.9	$ 0.45	$ 24.8	$ 0.28	$ 149.9	$ 1.62	$ 81.9	$ 0.93	$ 128.8	$ 1.45
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	0.6	0.01	9.1	0.10	3.6	0.04	11.0	0.13	(1.5)	(0.02)
Net income attributable to noncontrolling interests	(10.1)	(0.11)	(8.0)	(0.09)	(30.1)	(0.32)	(25.7)	(0.29)	(34.0)	(0.38)
Income from continuing operations attributable to HealthSouth	32.4	0.35	25.9	0.30	123.4	1.33	67.2	0.77	93.3	1.05
Government, class action, and related settlements	0.8	0.01	8.5	0.10	0.8	0.01	41.3	0.47	36.7	0.41
Professional fees – accounting, tax, and legal	5.2	0.06	3.5	0.04	13.8	0.15	5.0	0.06	8.8	0.10
Gain on early extinguishment of debt	-	-	-	-	-	-	(3.1)	(0.04)	-	-
Loss on interest rate swaps	9.0	0.10	7.9	0.09	13.0	0.14	16.7	0.19	19.6	0.22
Adjustment for prior period amounts in tax provision	(0.7)	(0.01)	(3.0)	(0.03)	(5.0)	(0.05)	(4.7)	(0.05)	(8.8)	(0.10)
Adjusted income from continuing operations [1] [3]	46.7	0.50	42.8	0.49	146.0	1.57	122.4	1.40	149.6	1.68
Adjustment for dilution [2]		(0.07)		(0.07)		(0.22)		(0.20)		(0.23)
Adjusted income from continuing operations per diluted share [2] [3]		$ 0.43		$ 0.42		$ 1.35		$ 1.20		$ 1.45
Current period amounts in tax provision	-		1.3		4.6		3.9		5.6	
Interest expense and amortization of debt discounts and fees	30.8		29.5		91.4		95.0		125.8	
Depreciation and amortization	19.3		17.8		56.3		52.8		70.9	
	96.8		91.4		298.3		274.1		351.9	
Other adjustments per the Company's credit agreement:										
Impairment charges, including investments	-		0.3		-		1.2		1.4	
Net noncash loss on disposal of assets	0.1		0.7		0.5		3.0		3.5	
Loss on early extinguishment of debt	-		-		0.4		-		12.5	
Stock-based compensation expense	3.4		3.4		11.2		9.9		13.4	
Other	0.2		0.1		0.2		0.1		0.3	
Adjusted Consolidated EBITDA [1] [3] [4]	$ 100.5		$ 95.9		$ 310.6		$ 288.3		$ 383.0	
Weighted average common shares outstanding:										
Basic		92.8		87.6		92.7		87.6		88.8
Diluted		108.3		102.2		108.3		101.6		103.3

HEALTHSOUTH

(1) (2) (3) (4) - Notes on page 34.
Exhibit 99.2

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (total consolidated debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and
 Adjusted Consolidated EBITDA and the leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity.
 In evaluating these adjusted measures, the reader should be aware that in the future
 HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.

Exhibit 99.2